Exhibit 10.1

THIRD AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS THIRD AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of June 17, 2005 (this “Amendment”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), MGV ENERGY INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), BNP PARIBAS and BANK OF AMERICA, N.A., as Co-Global Syndication Agents, and FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as Co-Global Documentation Agents.

W I T N E S S E T H:

1. The U.S. Borrower, the Global Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the U.S. Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004 and (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005 (as amended, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the Canadian Lenders are parties to that certain Credit Agreement dated as of July 28, 2004, as amended by (i) that certain First Amendment to Combined Credit Agreements dated as of September 21, 2004 and (ii) that certain Second Amendment to Combined Credit Agreements dated as of January 11, 2005 (as amended, the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendments to U.S. Credit Agreement.

A. The definition of “Permitted Investments” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by (i) revising subsection (k) thereof in its entirety to read as follows:

“ (k) all Investments by any Loan Party in any one or more direct or indirect Subsidiaries of the Borrower (other than a Material Subsidiary) that own, lease, hold and/or are party to (i) any Oil and Gas Properties, (ii) any gas processing or gas gathering systems, (iii) any farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements and/or (iv) any gathering systems, pipelines or other similar arrangements, in each case located within or related to the geographic boundaries of the United States of America or Canada so long as the Equity Interests of any such Subsidiary owned by such Loan Party have been pledged to the Global Administrative Agent pursuant to a Pledge Agreement in accordance with, and as and to the extent required by, Section 5.18 and 5.19;”,

(ii) deleting the word “and” at the end of subsection (o) thereof; (iii) by replacing the period at the end of subsection (p) thereof with “; and”; and (iv) by inserting the following subsection (q) following subsection (p) thereof:

“ (q) all Investments by any Loan Party in Persons (other than a Material Subsidiary or a direct or indirect Subsidiary of the Borrower) that own, lease, hold and/or are party to (i) any Oil and Gas Properties, (ii) any gas processing or gas gathering systems, (iii) any farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements and/or (iv) any gathering systems, pipelines or other similar arrangements, in each case located within or related to the geographic boundaries of the United States of America or Canada so long as the Equity Interests of such Person owned by such Loan Party have been pledged to the Global Administrative Agent pursuant to a Pledge Agreement in accordance with, and as and to the extent required by, Section 5.18 and 5.19, provided, except to the extent any such Investments constitute “Permitted Investments” under any other subsection of this definition, (A) the Loan Parties do not make more than U.S.$30,000,000 in the aggregate of any such Investments during any Fiscal Year and (B) the total amount of any such Investments at any one time does not exceed U.S.$80,000,000 in the aggregate.”

B. The definition of “Pledging Subsidiary” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended by deleting the reference to “issued and outstanding Equity Interests of a Material Subsidiary” and replacing such reference with “issued and outstanding Equity Interests of a Material Subsidiary or other Person”.

C. The definition of “Subordinate Note Documents” contained in Section 1.1 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ “Subordinate Note Documents” means (i) the Subordinated Note Purchase Agreement, the Subordinate Notes, and all promissory notes, security agreements,

deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Subordinated Note Purchase Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Existing Subordinate Debt and the other obligations arising under the Subordinated Note Purchase Agreement and (ii) the Convertible Note Indenture, and all promissory notes, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Convertible Note Indenture evidencing, guaranteeing or otherwise pertaining to Subordinated Debt (other than the Existing Subordinate Debt), as the foregoing may be amended, restated, renewed, extended, supplemented, increased, replaced or otherwise modified from time to time to the extent permitted hereunder and under such Subordinate Note Documents.

D. Section 1.1 of the U.S. Credit Agreement hereby is amended by inserting the definitions of “Convertible Note Indenture”, “Foreign Entity”, “Senior Notes” and “Senior Notes Documents” in appropriate alphabetical order:

“ “Convertible Note Indenture” means that certain Indenture dated as of November 1, 2004, between the Borrower and JPMorgan Chase Bank, as the same may be modified, amended, renewed, supplemented, extended, restated, increased or replaced from time to time to the extent permitted hereunder and under the Convertible Note Indenture.

“Foreign Entity” means any Person (other than a natural person and a Foreign Subsidiary) that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Senior Notes” means any unsecured Indebtedness of Borrower, which Indebtedness may be convertible into the capital stock of the Borrower, and any Guarantees thereof by Subsidiaries, incurred or assumed after the date of this Agreement provided, that all such Indebtedness (i) has a maturity date at least six (6) months after the Maturity Date, (ii) is not permitted to be prepaid (other than by the conversion of any such Indebtedness into the capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Required Lenders, (iii) has a coupon not in excess of nine percent (9%); (iv) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Combined Loan Documents and (v) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders.

“Senior Notes Documents” means the indentures or other agreements under which any Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing such Senior Notes or providing for any Guarantee or other right in respect thereof.”

E. Subsection (h) of Section 2.7 of the U.S. Credit Agreement hereby is amended by deleting the reference to “(h) Issuance of Other Subordinated Debt. In the event of the issuance of any Subordinated Debt permitted pursuant to Section 7.1(o)” and replacing such reference with “(h) Issuance of Other Indebtedness. In the event of the issuance of (i) any Subordinated Debt permitted pursuant to Section 7.1(b) in excess of an aggregate amount of $70,000,000 for all Subordinated Debt issued pursuant to Section 7.1(b) or (ii) any Indebtedness permitted pursuant to Sections 7.1(o) and 7.1(p)”.

F. Section 3.22(a) of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ (a) [Intentionally omitted].”

G. Section 5.1 of the U.S. Credit Agreement hereby is amended by (i) revising Subsection 5.1(m) by deleting the reference to “any Loan Party” and replacing such reference with “any Loan Party or Person which has any of its Equity Interests pledged pursuant to a Pledge Agreement” and (ii) inserting the following Subsection 5.1(n) after Subsection 5.1(m) thereof:

“ (n) Promptly, but in no event later than five (5) Business Days following an Authorized Officer of any Loan Party becoming aware of same, notice to the Global Administrative Agent of the issuance of any Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) or 7.1(p).”

H. Article V of the U.S. Credit Agreement hereby is amended inserting the following Section 5.19 after Section 5.18 thereof:

“ Section 5.19 Pledges of Equity Interests in non-Loan Parties. Prior to any Investment being considered a Permitted Investment pursuant to subsections (k) and (q) of the definition of “Permitted Investment”, the Borrower or relevant Subsidiary (which shall not be a Foreign Subsidiary), as applicable, will pledge all Equity Interests in the Person into which the Investment was or will be made which are owned by the Borrower or such Subsidiary (except that, if such Person is a Foreign Entity, the Equity Interests of such Person to be pledged pursuant to such Pledge Agreement shall be limited to 65% of the total combined voting power of all classes of voting Equity Interests of such Person and 100% of all non-voting Equity Interests of such Person owned by the Borrower or such Subsidiary) and shall execute and deliver to the Global Administrative Agent a Pledge Agreement together with (i) all certificates (or other evidence acceptable to the Global Administrative Agent) evidencing the issued and outstanding Equity Interests owned by the Borrower or such Subsidiary (subject to the 65% and 100% limitations described above with respect to a Foreign Entity) of any such Person of every class owned by the Borrower or such Subsidiary (as applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as the Global Administrative Agent shall deem reasonably necessary or appropriate to grant, evidence and perfect the Liens required hereunder in the issued and outstanding Equity Interests of each such Person.”

I. Section 7.1 of the U.S. Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) in its entirety to read as follows:

“ (b) (i) secured Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$100,000,000 and shall be in compliance with the requirements of Section 7.14; and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000;”;

(ii) deleting the reference to “and” at the end of Subsection 7.1(n), (iii) revising the current Subsection 7.1(o) in its entirety to read as follows:

“ (o) other unsecured Subordinated Debt of the Borrower, which Subordinated Debt may be convertible into capital stock of the Borrower, and Guarantees by Subsidiaries of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$350,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined Obligations of the Borrower or the relevant Subsidiary, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of nine percent (9%); (vi) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Combined Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000; and”;

(iv) inserting the following Subsection 7.1(p) after Subsection 7.1(o):

“ (p) unsecured Senior Notes of the Borrower and Guarantees by Subsidiaries of such Senior Notes; provided, however, that the aggregate principal amount of such Senior Notes does not exceed U.S.$200,000,000, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000;”;

and (v) revising the proviso after the current Subsection 7.1(o) to read as follows:

“provided, that, the Borrower may not incur any new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinated Debt and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14) described in clauses (b), (g), (j), (k), (o) and (p) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

J. Section 7.6 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ SECTION 7.6 Amendments to Organizational Documents; Other Material Agreements. The Borrower will not, nor will the Borrower permit any other Loan Party to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its Organic Documents (other than amendments, modifications and waivers which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), (b) the Subordinate Note Documents, (c) the Senior Notes Documents, and (d) the Commodity Price Risk Policy (other than amendments, modifications and waivers which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect); provided, that the Borrower may enter into or obtain amendments, modifications or waivers to or under the Subordinate Note Documents or the Senior Notes Documents which do not provide for or have any of the following effects: (i) cause (A) the outstanding principal balance of all Subordinated Debt permitted pursuant to Section 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt) to exceed U.S.$100,000,000 at any time and (Y) the outstanding principal balance of all Indebtedness permitted pursuant to Sections 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt), 7.1(o) and 7.1(p) to exceed U.S.$350,000,000 at any time (in each case, as reduced by any prepayments or redemptions to the extent permitted by Section 7.14 hereof or any other principal payments hereafter made with the express written consent of the Required Lenders); (ii) increase the amount of any scheduled payment of principal or interest on the Subordinate Debt or Senior Notes; (iii) hasten or accelerate the date upon which any installment of principal or interest of any Subordinate Debt or any Senior Notes is due or otherwise accelerate the amortization schedule with respect to such Subordinate Debt or Senior Notes; (iv) increase the rate of interest payable in cash accruing on the Subordinate Debt or Senior Notes (other than any increase to the “Default Rate” in the circumstances already provided for in the Subordinate Note Documents or the Senior Notes Documents), or impose any additional premium or penalty in connection with the prepayment or late payment of the Subordinate Debt or Senior Notes; (v) subject to the last proviso of this Section 7.6, provide for the payment of additional fees or for any increase in existing fees in connection with the Subordinate Debt or Senior Notes; (vi) add any covenant or obligation of the Borrower to any holder of Subordinate Debt or Senior Notes, including, without limitation, the Subordinate Noteholders, which is not contained in the Combined Credit Agreements as then in effect; or (vii) amend or modify any covenant, obligation or default of the Borrower contained in the Subordinate Note Documents (including, without limitation, financial ratios) in a manner which makes such covenants, obligations or defaults more restrictive or onerous than those contained in the Subordinated Note Purchase Agreement as in effect on the Global Effective Date or in the Combined Credit Agreements as then in effect;

provided, however, that, notwithstanding the foregoing or anything else to the contrary contained in any Combined Loan Document, any agent, including, without limitation, the Subordinate Note Collateral Agent, any trustee and any holder of Subordinate Debt or Senior Notes, including, without limitation, the Subordinate Noteholders, shall be entitled to receive fees for amendments (to the extent such amendments are permitted hereby), providing consents, waiving defaults or granting forbearances (but solely to the extent such fees are customary, do not exceed market rates and are permitted by the Subordinate Note Documents or the Senior Notes Documents or otherwise approved by the Global Administrative Agent), and to the reimbursement of any reasonable out-of-pocket expenses (including fees and expenses of attorneys, appraisers, consultants and advisors) relating thereto in accordance with the terms of the Subordinate Note Documents or the Senior Notes Documents, respectively.”

K. Section 7.14 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ SECTION 7.14 Subordinated Debt, Senior Notes and Falcon Seaboard Settlement Agreement. In addition to the other restrictions contained in this Article VII, the Borrower will not, nor will the Borrower permit any other Loan Party to, directly or indirectly, (a) make any payment of principal or any other item of any Subordinated Debt or Senior Notes (other than accrued interest thereon and, as referenced in the definition of “Subordinated Obligations” contained in the Subordinated Note Purchase Agreement, expenses in accordance with the terms thereof) or payment in respect of the purchase, repurchase, redemption or defeasance of principal or such other item of Subordinate Debt or Senior Notes (other than accrued interest thereon and, as referenced in the definition of “Subordinated Obligations” contained in the Subordinated Note Purchase Agreement, expenses in accordance with the terms thereof) at any time prior to the earlier of (i) the termination of all Commitments and Canadian Commitments, the payment and performance in full of the Combined Obligations, the termination or expiration of all Letters of Credit and the “Letters of Credit” (as defined in the Canadian Credit Agreement), and the termination or payment of all “Bankers’ Acceptances” (as defined in the Canadian Credit Agreement) and (ii) the scheduled maturity of such Subordinate Debt or the Senior Notes, as applicable; (b) make any prepayment of interest prior to the time that such interest is due except as expressly permitted by the terms hereof and by the terms of the loan documentation evidencing or governing such Subordinated Debt or the Senior Notes, as applicable; (c) permit (X) the outstanding principal balance of all Subordinated Debt permitted pursuant to Subsection 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt) to exceed U.S.$100,000,000 at any time and (Y) the outstanding principal balance of all Indebtedness permitted pursuant to Sections 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt), 7.1(o) and 7.1(p) to exceed U.S.$350,000,000 at any time; or (d) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; provided, however, that the Borrower and/or any Subsidiaries may

(x) deliver gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower, or settle in cash at any time and from time to time the Borrower’s obligations, under the Falcon Seaboard Settlement Agreement, and (y) prepay or repay at any time and from time to time all or a portion of the principal of, interest on and Make-Whole Amount (as defined in the Subordinated Note Purchase Agreement) of the Existing Subordinate Debt and/or other Subordinated Debt or Senior Notes prior to the scheduled maturity thereof, and may repay the Existing Subordinate Debt or other Subordinated Debt or Senior Notes on or after the maturity date therefor, in each instance so long as, and only so long as, both immediately before and after giving effect thereto, (i) no Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing or results therefrom, and (ii) at least U.S.$10,000,000 of Combined Unutilized Commitments exists at the time thereof. Notwithstanding anything to the contrary contained in any Combined Loan Document, the Borrower shall be permitted to extend, renew, refinance or replace the Existing Subordinate Debt or Senior Notes at any time so long as the final maturity date of any such extension, renewal, refinancing or replacement is no earlier than six (6) months after the Maturity Date.”

L. Subsection (n) of Section 8.1 of the U.S. Credit Agreement hereby is amended in its entirety to read as follows:

“ (n) a “Default” or “Event of Default” (each as defined in each material Subordinate Note Document, including, without limitation, the Subordinated Note Purchase Agreement and the Convertible Note Indenture, and the Senior Notes Documents) shall occur and be continuing;”.

II. Amendments to Canadian Credit Agreement.

A. The definition of “Pledging Subsidiary” contained in Section 1.1 of the Canadian Credit Agreement hereby is amended by deleting the reference to “issued and outstanding Equity Interests of a Material Subsidiary” and replacing such reference with “issued and outstanding Equity Interests of a Material Subsidiary or other Person”.

B. The definition of “Subordinate Note Documents” contained in Section 1.1 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

“ “Subordinate Note Documents” means (i) the Subordinated Note Purchase Agreement, the Subordinate Notes, and all promissory notes, security agreements, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Subordinated Note Purchase Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Existing Subordinate Debt and the other obligations arising under the Subordinated Note Purchase Agreement and (ii) the Convertible Note Indenture, and all promissory notes, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Convertible Note Indenture evidencing, guaranteeing or otherwise pertaining to Subordinated Debt (other than the Existing Subordinate Debt), as the foregoing may be amended, restated, renewed, extended, supplemented, increased, replaced or otherwise modified from time to time to the extent permitted hereunder and under such Subordinate Note Documents.”

C. Section 1.1 of the Canadian Credit Agreement hereby is amended by inserting the definitions of “Convertible Note Indenture”, “Senior Notes” and “Senior Notes Documents” in appropriate alphabetical order:

“ “Convertible Note Indenture” means that certain Indenture dated as of November 1, 2004, between the Parent and JPMorgan Chase Bank, as the same may be modified, amended, renewed, supplemented, extended, restated, increased or replaced from time to time to the extent permitted hereunder and under the Convertible Note Indenture.

“Senior Notes” means any unsecured Indebtedness of the Parent, which Indebtedness may be convertible into the capital stock of the Parent, and any Guarantees thereof by Subsidiaries of the Parent, incurred or assumed after the date of this Agreement provided, that all such Indebtedness (i) has a maturity date at least six (6) months after the Maturity Date, (ii) is not permitted to be prepaid (other than by the conversion of any such Indebtedness into the capital stock of the Parent) without the written consent of the Global Administrative Agent and the Required Lenders, (iii) has a coupon not in excess of nine percent (9%); (iv) contains covenants not materially more onerous to Parent and its Subsidiaries than those contained in the Combined Loan Documents and (v) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders.

“Senior Notes Documents” means the indentures or other agreements under which any Senior Notes are issued and all other instruments, agreements and other documents evidencing or governing such Senior Notes or providing for any Guarantee or other right in respect thereof.”

D. Subsection (h) of Section 2.7 of the Canadian Credit Agreement hereby is amended by deleting the reference to “(h) Issuance of Other Subordinated Debt. In the event of the issuance of any Subordinated Debt permitted pursuant to Section 7.1(o)” and replacing such reference with “(h) Issuance of Other Indebtedness. In the event of the issuance of (i) any Subordinated Debt permitted pursuant to Section 7.1(b) in excess of an aggregate amount of $70,000,000 for all Subordinated Debt issued pursuant to Section 7.1(b) or (ii) any Indebtedness permitted pursuant to Sections 7.1(o) and 7.1(p)”.

E. Subsection 5.1(c) of the Canadian Credit Agreement hereby is amended by deleting the reference to “any Loan Party” and replacing such reference with “any Loan Party or Person which has any of its Equity Interests pledged pursuant to a Pledge Agreement”.

F. Article V of the Canadian Credit Agreement hereby is amended inserting the following Section 5.13 after Section 5.12 thereof:

“ Section 5.13 Pledges of Equity Interests in non-Loan Parties. Prior to any Investment being considered a Permitted Investment pursuant to subsections (k) and (q) of the definition of “Permitted Investment” contained in the U.S. Credit Agreement, the Borrower or relevant Subsidiary, as applicable, will pledge all Equity Interests in the Person into which the Investment was or will be made which are owned by the Borrower or such Subsidiary and shall execute and deliver to the Global Administrative Agent a Pledge Agreement together with (i) all certificates (or other evidence acceptable to the Global Administrative Agent) evidencing the issued and outstanding Equity Interests owned by the Borrower or such Subsidiary of any such Person of every class owned by the Borrower or such Subsidiary (as applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such filings as the Global Administrative Agent shall deem reasonably necessary or appropriate to grant, evidence and perfect the Liens required hereunder in the issued and outstanding Equity Interests of each such Person.”

G. Section 7.1 of the Canadian Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) in its entirety to read as follows:

“ (b) (i) secured Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$100,000,000 and shall be in compliance with the requirements of Section 7.14 of the U.S. Credit Agreement; and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000;”;

(ii) revising the current Subsection 7.1(l) in its entirety to read as follows:

“ (l) Indebtedness constituting “Permitted Investments” under the U.S. Credit Agreement, provided that with respect to subsections (k) and (p) of the definition of “Permitted Investments” under the U.S. Credit Agreement, references to “Sections 5.18 and 5.19” shall be deemed to be references to “Sections 5.10 and 5.13” of this Agreement;”;

(iii) deleting the reference to “and” at the end of Subsection 7.1(n), (iv) revising the current Subsection 7.1(o) in its entirety to read as follows:

“ (o) other unsecured Subordinated Debt of the Parent, which Subordinated Debt may be convertible into capital stock of the Parent, and Guarantees by Subsidiaries of the Parent of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$350,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined

Obligations of the Parent or the relevant Subsidiary of the Parent, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Parent) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of nine percent (9%); (vi) contains covenants not materially more onerous to the Parent and its Subsidiaries than those contained in the Combined Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000; and”;

(v) inserting the following Subsection 7.1(p) after Subsection 7.1(o):

“ (p) unsecured Senior Notes of the Parent and Guarantees by Subsidiaries of the Parent of such Senior Notes; provided, however, that the aggregate principal amount of such Senior Notes does not exceed U.S.$200,000,000, and provided, further, that all Indebtedness permitted pursuant to Sections 7.1(b), 7.1(o) and 7.1(p) does not exceed an aggregate principal amount of U.S.$350,000,000;”;

and (vi) revising the proviso after the current Subsection 7.1(o) to read as follows:

“provided, that, the Borrower may not incur any new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinated Debt and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14 of the U.S. Credit Agreement) described in clauses (b), (g), (j), (k), (o) and (p) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

H. Subsection (n) of Section 8.1 of the Canadian Credit Agreement hereby is amended in its entirety to read as follows:

“ (n) a “Default” or “Event of Default” (each as defined in each material Subordinate Note Document, including, without limitation, the Subordinated Note Purchase Agreement and the Convertible Note Indenture, and the Senior Notes Documents) shall occur and be continuing;”.

III. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

IV. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

(ii) Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred or will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2003 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

V. Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VI. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VII. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

VIII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IX. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

X. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XI. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XII. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

CANADIAN BORROWER

MGV ENERGY INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

BNP PARIBAS, as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Brian M. Malone
Name:	Brian M. Malone
Title:	Managing Director

By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Vice President

BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Michael J. Dillon
Name:	Michael J. Dillon
Title:	Senior Vice President

FORTIS CAPITAL CORP., as the Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ V. Gibson
Name:	V. Gibson
Title:	Assistant Agent

COMERICA BANK, as a U.S. Lender

By:	/s/ Alison J. Fuqua
Name:	Alison J. Fuqua
Title:	Corporate Banking Officer

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender

By:	/s/ Phillip R. Ballard
Name:	Phillip R. Ballard
Title:	Sr. Vice President

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Olivier Audernard
Name:	Olivier Audernard
Title:	Managing Director

By:	/s/ Philippe Soustra
Name:	Philippe Soustra
Title:	Executive Vice President

CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp., as Agent

COMPASS BANK, as a U.S. Lender

By:	/s/ John M. Rauzo
Name:	John M. Rauzo
Title:	Senior Vice President

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

TORONTO DOMINION (TEXAS) LLC (as successor in interest to Toronto Dominion (Texas), Inc.), as a U.S. Lender

By:	/s/ Neva Nesbitt
Name:	Neva Nesbitt
Title:	Authorized Agent

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

SOCIETE GENERALE, as a U.S. Lender

By:	/s/ Stephen W. Wartel
Name:	Stephen W. Wartel
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, (successor by merger to Bank One, N.A., Canada Branch), as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Vice President

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Vice President

By:	/s/ Krista McLeod
Name:	Krista McLeod
Title:	Assistant Vice President

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Brian Williamson
Name:	Brian Williamson
Title:	Director

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert C. Rosen
Name:	Robert C. Rosen
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Director

By:	/s/ Joelle Chatwin
Name:	Joelle Chatwin
Title:	Executive Director

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Parin Kanji
Name:	Parin Kanji
Title:	Assistant Manager – Corporate Credit Admin

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

SOCIETE GENERALE (CANADA), as a Canadian Lender

By:	/s/ FranVois Laliberté
Name:	FranVois Laliberté
Title:	Managing Director

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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